FORM OF RELEVANT GUARANTY

THIS IS A CONFIDENTIAL DOCUMENT

FORM OF RELEVANT GUARANTY

THIS IS A CONFIDENTIAL DOCUMENT
GUARANTY BY REPUBLIC AIRWAYS HOLDINGS INC.
Section 1. Guaranty of Obligations. FOR VALUE RECEIVED, REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (“Guarantor”), pursuant to that certain Loan Agreement (2013), dated as of July 2, 2013 (the “Loan Agreement”), between Republic Airline Inc., an Indiana corporation (the “Borrower”), and Agência Especial de Financiamento Industrial - FINAME (the “Lender”) (terms defined in the Loan Agreement and used herein shall have such respective defined meanings unless otherwise defined herein) does hereby unconditionally and irrevocably guarantee, as primary obligor and not as surety, without set-off, abatement, deferment or deduction, to each Lender and the Security Trustee (collectively, the “Guaranteed Parties”) the due and punctual performance and observance by the Borrower of its obligations under the Operative Agreements, as the same may be amended, modified or supplemented from time to time (the “Obligations”). In the event of any nonpayment or nonperformance of any Obligation, the Guarantor agrees to pay or perform or cause such payment or performance to be made of such nonpayment or nonperformance. The obligation of Guarantor hereunder to pay or perform any Obligation shall be subject to the terms and conditions of the Operative Agreements applicable to such Obligation.
Section 2. Representations and Warranties. Guarantor represents and warrants that (a) Guarantor was duly incorporated and is validly existing and in good standing under the laws of Delaware; (b) the execution, delivery and performance of this Guaranty are within Guarantor’s power and authority and do not violate the certificate of incorporation or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, lease or other agreement to which Guarantor is a party or by which Guarantor is bound, or any law, governmental rule, regulation, judgment or order binding on Guarantor; (c) this Guaranty has been duly authorized, executed and delivered on behalf of Guarantor and constitutes a legal, valid, binding and enforceable obligation of Guarantor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity; and (d) Guarantor is fully aware of the terms and conditions contained in, and has received a copy of, each of the Operative Agreements in existence as of the date hereof and is fully aware of the transactions contemplated by the terms thereof.
Section 3. Absolute Guarantee. Guarantor understands and agrees that its obligations hereunder shall be continuing, absolute and unconditional, shall remain in full force and effect until final and irrevocable payment, performance or observance in full of all of the Obligations has occurred and shall not, in any manner, be affected by, and Guarantor hereby waives any defense to, or right to seek discharge of, its obligations hereunder with respect to, (a) any extension or renewal of time or forbearance for payment or performance of any Obligation; (b) any modification of, or amendment or supplement to, any Operative Agreement; (c) any exchange, surrender or modification of any collateral security for any of the Obligations, or any furnishing or acceptance of additional security, or any release of any security, for the Obligations; (d) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Borrower, or any change in the structure of Borrower; (e) any change in ownership of the shares of capital stock of Borrower or any merger or consolidation of Borrower or Guarantor into or with any other person; (f) any assignment, transfer, lease or other arrangement by Borrower or any Guaranteed Party (or any successor or assign thereof) of its interest, or any part thereof, in and to any Operative Agreement or the Aircraft or any part thereof or the assignment and transfer of any rights relating to any Obligation; (g) any illegality, unenforceability or invalidity of any Operative Agreement, any of the Obligations or any collateral security therefor; (h) any substitution, release or exchange of any other guarantee of, or security for, any of the Obligations at any time or from time to time held by any Guaranteed Party, or (i) any other circumstance or condition whatsoever (with or without notice to or knowledge of Borrower or Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower or the Obligations or of Guarantor under this Guaranty, except final and irrevocable payment and performance in full of the Obligations in accordance with the terms and conditions of the Operative Agreements. No failure or delay or lack of demand, notice or diligence or course of dealing in exercising any right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Guaranty or the other Operative Agreements.
Section 4. Guarantee of Payment and Performance. This Guaranty is a guarantee of payment and performance and not of collection and, to the fullest extent permitted by applicable law, the Guarantor waives any right to require that any action or recourse against Borrower or any other Person or against any right or interest in any property or collateral security for the obligations be taken or exhausted prior to action being taken against Guarantor.
Section 5. Waiver. Guarantor hereby unconditionally waives, to the fullest extent permitted by applicable law, presentment, demand for payment, promptness, diligence and notice of any kind whatsoever with respect to this Guaranty; such waiver includes, without limitation: (a) notice of acceptance of this Guaranty or notice of nonpayment or nonperformance of any of the Obligations; (b) demand for payment or performance from Guarantor; and (c) presentment for payment upon Guarantor or the making of any protest.
Section 6. Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by any Guaranteed Party hereof, Guarantor shall not be entitled to succeed to or be subrogated to any of the rights of any Guaranteed Party against Borrower or any collateral, security or guaranty or right of set-off held by any Guaranteed Party for the payment or performance of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from Borrower in respect of payments made by Guarantor hereunder, until all amounts and performance owing to each Guaranteed Party by Borrower on account of the Obligations are irrevocably and finally paid and performed in full. So long as any Obligation remains outstanding, if any amount shall be paid by or on behalf of Borrower to Guarantor on account of any rights of subrogation, such amount shall be held by Guarantor in trust, segregated from other funds of Guarantor, be turned over to the Guaranteed Party entitled thereto in the exact form received by Guarantor (duly endorsed without recourse by Guarantor to such Guaranteed Party, if required), to be applied against the Obligations.
Section 7. Bankruptcy. (a) In the event that this Guaranty or any Operative Agreement to which Borrower is a party shall be terminated, rejected or disaffirmed as a result of bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceedings with respect to Borrower, Guarantor’s obligations hereunder to the Guaranteed Parties shall continue to the same extent as if the same had not been so terminated, rejected or disaffirmed. Guarantor hereby waives all rights and benefits that might, in whole or in part, relieve it from the performance of its duties and obligations by reason of any proceeding as specified in the preceding sentence, and Guarantor agrees that it shall be liable for the full amount of the Obligations irrespective of and without regard to any modification, limitation or discharge of the liability of Borrower that may result from any such proceedings and notwithstanding any stay, injunction or other prohibition issued in any such proceedings.
(b)    The Guarantor agrees that if, at any time, all or any part of any payment or performance theretofore applied by any Guaranteed Party to any of the Obligations is or must be rescinded or returned by such Guaranteed Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other Person), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment or performance is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Guaranteed Party, and this Guaranty shall continue to be effective or be reinstated as to such Obligations, all as though such application by such Guaranteed Party had not been made. If an event permitting the declaration of a Default or an Event of Default under an Operative Agreement shall at any time have occurred and be continuing, and such declaration of Default or Event of Default shall at such time be prevented by reason of the pendency against Borrower, Guarantor or any other Person of a case or proceeding under a bankruptcy or insolvency law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, a Default or Event of Default shall be deemed to have been declared with respect to such Operative Agreement with the same effect as if such Operative Agreement had been enforceable in accordance with the terms thereof.

Section 8. Merger. (a)    Guarantor agrees that it will not consolidate or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of substantially all of its assets in one or a series of transactions to any Person (a “Guarantor Merger Transaction”), except as follows:
(i)    The successor to Guarantor, if any, shall execute and deliver to Lender a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to Lender containing an assumption by such Person of this Agreement;
(ii)    Immediately after giving effect to such Guarantor Merger Transaction the tangible net worth of Guarantor (or its successor, if any) shall be equal to or greater than 100% of the tangible net worth of Guarantor immediately prior to the Guarantor Merger Transaction.
(iii)    Immediately after giving effect to such Guarantor Merger Transaction, no Material Adverse Change shall occur as a result of such Guarantor Merger Transaction and no “Event of Default”, “Bankruptcy Default” or “Payment Default” (as such terms are defined in Annex A to the Loan Agreement) shall have occurred and be continuing under the Loan Agreement;
(iv)    Guarantor shall (1) at least 30 days prior to such Guarantor Merger Transaction have given written notice of such Guarantor Merger Transaction to Lender and (2) have delivered to Lender (A) a certificate signed by the President or any Vice President of Guarantor stating that such Guarantor Merger Transaction and the assumption agreement mentioned in clause (i) above (if any) comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an opinion of counsel (which shall be reasonably satisfactory to Lender) that the assumption agreement mentioned in clause (i) above is, subject to reasonable assumptions, qualifications and exceptions, the duly authorized, valid and binding agreement of the successor to Guarantor; and
(v)    this Guaranty shall remain in full force and effect with respect to the obligations of any successor under this Guaranty and the Guarantor shall have reaffirmed its obligations under this Guaranty in writing.
(b)    Upon the closing of a Guarantor Merger Transaction made in accordance with this Section 8, the successor to Guarantor (if any) shall succeed to, and be substituted for, and may exercise every right and power of, Guarantor under this Guaranty with the same effect as if such successor had been named as Guarantor originally. No Guarantor Merger Transaction shall have the effect of releasing Guarantor or any successor from liability in respect of this Guaranty.
Section 9.    Taxes.    Any and all payments made to the Lender hereunder or under any instrument delivered hereunder shall be made as established herein or the applicable provisions of such other instrument, free and clear of and without deduction for any and all present and future taxes (including, without limitation, value-added taxes and withholding taxes), levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto, excluding, in the case of each of the Lenders, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which any Lender is organized or any political subdivision thereof and taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of each of the Lenders’ lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities hereinafter referred to as “Taxes”). If the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other instrument to be delivered hereunder to any of the Lenders, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the relevant Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions, and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any other instrument to be delivered hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to this Guaranty or the Obligations or any other instrument to be delivered hereunder (hereinafter referred to as “Other Taxes”). The Guarantor shall indemnify each of the Lenders for and hold each of them harmless against the full amount of Taxes or Other Taxes (including, without limitation, any taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section) imposed on or paid by any of them in respect of any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the relevant Lender makes written demand therefor. Within 30 days after the date of any payment of Taxes, the Guarantor shall furnish to such Lender, at its address referred to in Section 13, the original or a certified copy of a receipt evidencing such payment.
Section 10. Amendments and Other Actions. Guarantor agrees that, in its capacity as a guarantor, it shall not be required to consent to, or to receive notice of, any supplement to or amendment of, or waiver or modification of the terms of the Loan Agreement or any of the other Operative Agreements that may be made or given as provided therein and any such supplement, amendment, waiver or modification shall not affect the liability of Guarantor hereunder.
Section 11. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, in each case to the fullest extent permitted by law.

Section 12. Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of Guarantor and shall inure to the benefit of, and shall be enforceable by, the Guaranteed Parties and their respective successors and permitted assigns. Subject to Section 7(b), this Guaranty shall terminate and be of no further force and effect upon the performance and observance in full of the Obligations.
Section 13. Notices. All notices to or upon Guarantor or any Guaranteed Party shall be made in accordance with the terms of Section 9.2 of the Loan Agreement and, if delivered to Guarantor, shall be addressed to Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, IN 46268, Fax: 317‑484‑6040, Attention: President, or to such other address as Guarantor shall provide to the Guaranteed Parties in writing.
Section 14. JURISDICTION AND WAIVER OF JURY TRIAL. GUARANTOR HEREBY AGREES THAT THE PROVISIONS OF SECTIONS 9.11 AND 9.13 OF THE LOAN AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, AS THOUGH GUARANTOR WERE BORROWER IN ALL SUCH SECTIONS.
Section 15. Costs and Expenses. Guarantor agrees to pay to the Guaranteed Parties any and all reasonable expenses (including reasonable legal fees and expenses) incurred by the Guaranteed Parties in enforcing this Guaranty.
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THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
Dated: July 15, 2013
REPUBLIC AIRWAYS HOLDINGS INC.
By: /s/ Lars-Erik Arnell
Name: Lars-Erik Arnell
Title: SVP, Corporate Development